UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

GREEN CENTURY FUNDS

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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114 State Street
Boston, MA 02109
December  18 , 2025
Dear Shareholder:
A special meeting of shareholders of Green Century Balanced Fund (the “Fund”) will be held at the offices of Green Century Capital Management, Inc. (“Green Century”), 114 State Street, Boston, MA 02109 at 10:00 a.m., on a date to be determined.
The purpose of the special meeting is to seek shareholder approval of a new investment subadvisory agreement with Northern Trust Investments, Inc. (“Northern Trust”). Effective December 1, 2025, Northern Trust became the investment subadviser of the Fund, replacing Trillium Asset Management LLC. Northern Trust will initially provide services under an interim agreement, pending shareholder consideration of the new investment subadvisory agreement. If the new investment subadvisory agreement with Northern Trust is not approved by shareholders, it will terminate on April 29, 2026. Accordingly, shareholder approval of the new investment subadvisory agreement with Northern Trust is crucial to ensure the uninterrupted provision of subadvisory services to the Fund.
Green Century believes that Northern Trust has the experience, qualifications and commitment to environmentally responsible investing to provide investment subadvisory services to the Fund. Northern Trust has over thirty years of sustainable investing experience and manages environmentally and socially responsible portfolios totaling more than $230 billion in assets. At a Board meeting on October 9, 2025, the Board of Trustees of the Fund approved the investment subadvisory agreement with Northern Trust.
The Green Century Funds Board of Trustees recommends that you vote “FOR” the proposal. Green Century Capital Management also recommends that you vote “FOR” the proposal.
Please vote today. If we do not receive your vote, we may need to contact you again to ask you to consider the Board’s recommendation and vote. If you have questions about voting procedures, please call the proxy information line toll free at 1-800-[number to be provided/verified].

If you have any further questions about the Proposal or need further assistance, please call Green Century at 1-800-93-GREEN
(1-800-934-7336) – we will be happy to answer your questions.
Sincerely yours,
/s/ Leslie Samuelrich
Leslie Samuelrich
President, Green Century Funds and
President, Green Century Capital Management, Inc.

OVERVIEW OF PROXY STATEMENT
A Special Meeting of Shareholders of the Green Century Balanced Fund ( the “Fund”), a series of Green Century Funds (the “Trust”) will be held at the offices of Green Century Capital Management, Inc. (“Green Century”), 114 State Street, Boston, MA 02109, on Wednesday, February 25, 2026 at 10:00 a.m., Eastern Time, for the purposes described in this proxy statement.
We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help you make your decision. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336) from 9:00 am to 6:00 pm Eastern Time, Monday through Friday.
Q.	Why am I receiving the Proxy Statement?
A.
The Board of Trustees of the Trust (the “Board”) has requested your vote in connection with the Proposal to be considered at the Special Meeting of Shareholders of the Fund. You are receiving this proxy statement because you own shares of the Fund as of December 8, 2025 (the “Record Date”).

Q.	Will my vote make a difference?
A.
Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board can be implemented.

Q.	What am I being asked to vote “FOR” in the Proxy Statement?
A.	You are being asked to approve a new investment subadvisory agreement for the Fund with Northern Trust Investments, Inc. (“Northern Trust”) (the “Northern Trust Agreement”).
Effective December 1, 2025, Northern Trust became the investment subadviser of the Fund, replacing Trillium Asset Management LLC (“Trillium”). As the Fund’s subadviser, Northern Trust will make the day-to-day investment decisions for the Fund consistent with the Fund’s investment objective, principal investment strategies, and the guidelines and directions set by Green Century and the Board, including the environmental and other screening criteria developed by Green Century.
Green Century believes that Northern Trust has the experience, qualifications and commitment to environmentally responsible investing to provide investment subadvisory services to the Fund. Northern Trust has over thirty years of sustainable investing experience and manages environmentally and socially responsible portfolios totaling more than $230 billion in assets. As the investment management division of

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Northern Trust Corporation, the firm provides a wide range of investment solutions for institutions, high-net-worth individuals, and families around the globe. Northern Trust manages over $1 trillion in assets, utilizing both active and passive strategies across various asset classes, including equities, fixed income, and alternatives. In addition, Northern Trust currently provides investment subadvisory services for two other funds in the Green Century Funds complex, Green Century Equity Fund and Green Century MSCI International Index Fund.
The Board approved the Northern Trust Agreement at a Board meeting held on October 9, 2025. The Board recommends that shareholders approve the Northern Trust Agreement.
Northern Trust will initially provide services under an interim agreement, pending shareholder consideration of the Northern Trust Agreement. If the Northern Trust Agreement is not approved by shareholders, it will terminate on April 29, 2026. Accordingly, shareholder approval of the Northern Trust agreement is crucial to ensure the uninterrupted provision of subadvisory services to the Fund.
Q.	How will the appointment of Northern Trust as the Fund’s subadviser change the Fund’s fees?
A.
In connection with the appointment of Northern Trust as the Fund’s subadviser, the Board has approved a new investment advisory fee rate schedule for the Fund that is effective December 1, 2025. After giving effect to the new investment advisory fee rate schedule, the aggregate investment advisory fees payable by the Fund to Green Century will decrease.

New Investment Advisory Fee: Effective December 1, 2025, Green Century is entitled to receive a fee from the Fund equal on an annual basis to: 0.45% of the value of the average daily net assets of the Fund up to but not including $150 million, 0.42% of the average daily net assets of the Fund from and including $150 million up to but not including $300 million, 0.38% of the average daily net assets of the Fund from and including $300 million up to but not including $1 billion and 0.36% of the average daily assets of the Fund equal to or in excess of $1 billion.
Previous Investment Advisory Fee: Prior to December 1, 2025, Green Century was entitled to receive a fee from the Fund equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the average daily net assets of the Fund in excess of $250 million.

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The new investment advisory rate fee schedule was adopted in recognition of the fact that the investment subadvisory agreement with Northern Trust contains a new subadvisory fee rate schedule pursuant to which the aggregate subadvisory fees payable to Northern Trust by Green Century, and not the Fund, will also decrease as compared to the aggregate subadvisory fees payable to Trillium at current asset levels and at all asset levels above $25 million. The new investment advisory fee rate schedule is not contingent upon shareholder approval of the Northern Trust Agreement.
In addition, the Board has also approved a new administrative fee rate schedule for the Fund in connection with the appointment of Northern Trust as the Fund’s subadviser. As the Fund’s administrator, Green Century pays all of the expenses of the Fund except the Fund’s investment advisory fees; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non- interested Trustees of the Fund (including counsel fees); and any extraordinary expenses. After giving effect to the new administrative fee rate schedule, the total annual operating expenses of each class of the Fund will decrease. The new administrative fee rate schedule is not contingent upon shareholder approval of the Northern Trust Agreement.
New Administrative Fee: Effective December 1, 2025, the Fund pays Green Century an administrative fee such that, immediately following any payment to Green Century, the total annual operating expenses of each class of the Fund do not exceed the following amounts (at current asset levels): Individual Investor Class: 1.25% of (i) the average daily net assets of the Fund, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Individual Investor share class; and Institutional Class: 0.95% of (i) the average daily net assets of the Fund, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Institutional share class.
Previous Administrative Fee: Prior to December 1, 2025, the Fund paid Green Century an administrative fee such that, immediately following any payment to Green Century, the total annual operating expenses of each class of the Fund did not exceed the following amounts (at current asset levels): Individual Investor Class: 1.46% of (i) the average daily net assets of the Fund, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Individual Investor share class; and Institutional Class: 1.16% of (i) the average daily net assets of the Fund, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Institutional share class.

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Q.	Will there be any changes to the investment objective and principal investment strategies of the Fund in connection with the appointment of Northern Trust as the Fund’s subadviser?
A.
Yes. Green Century is implementing certain changes to the environmental and other screening criteria used in selecting the Fund’s investments in connection with the appointment of Northern Trust as the Fund’s subadviser. In addition, there are differences in the portfolio management processes of Northern Trust and Trillium. Accordingly, there are changes to the Fund’s investment objective and principal investment strategies that will be effective as of December 1, 2025 to reflect the changes to the Fund’s screening criteria and Northern Trust’s portfolio management processes. These changes to the Fund’s investment objective and principal investment strategies do not require shareholder approval.

Investment Objective: Effective December 1, 2025, the Fund’s investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds selected based on environmental criteria.
Principal Investment Strategies: Effective December 1, 2025, the Fund invests primarily in the stocks and bonds of U.S. companies. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.
The Fund seeks to avoid investing in securities of issuers in industries that the Fund’s investment adviser, Green Century Capital Management (Green Century), believes are environmentally harmful, including companies or industries that primarily, in the view of the Fund’s subadviser, Northern Trust:
•	Explore for, extract, produce, manufacture or refine coal, oil or gas; produce or transmit electricity derived from fossil fuels; or own fossil fuel reserves;
•
Are engaged in the significant production of nuclear energy or distribution of energy derived from power production, or nuclear weapons or the manufacture of nuclear weapon related components or systems.

•	Are engaged in the manufacture of tobacco products;
•	Are involved in commercial animal farming for the purposes of food production (Factory Farms);

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•	Are engaged in the production of genetically modified organisms (GMOs);
•	Are classified as metals and mining companies;
•	Are engaged in the manufacture or supply of biocides or specialty chemicals;
•
Have operations or products and services that are considered misaligned with certain sustainable development goals identified by Green Century which may include the United Nations Sustainable Development Goals such as clean energy, life below water, life on land and climate action); or

•	Are engaged in the production of firearms or military weapons.
In selecting equity securities to buy and sell, Northern Trust first excludes securities of companies included in the S&P 1500® Index that, based on Northern Trust’s evaluation of data provided by one or more third-party research vendors, are environmentally harmful. Third-party information providers currently include Bloomberg, L.P., Morningstar Sustainalytics, ISS ESG, MSCI Inc., ICE, NASDAQ and FactSet. Northern Trust may add or remove third-party providers at its discretion. After defining the investable universe of equity securities, Northern Trust evaluates the quality of the remaining securities and removes those securities that do not meet Northern Trust’s proprietary methodology. Northern Trust’s methodology seeks to rate and rank securities based on three categories of financial signals (profitability, management efficiency, and cash generation).
In selecting debt securities to buy and sell, Northern Trust first excludes securities of companies included in the Bloomberg US Intermediate Credit (1-10 Year) Index that, based on Northern Trust’s evaluation of data provided by one or more third-party research vendors, are deemed environmentally harmful as described above. After defining the investable universe of debt securities, Northern Trust aims to gain exposure to undervalued corporate bonds from high- quality issuers defined by Northern Trust’s proprietary quantitative methodology. Additionally, Northern Trust’s methodology seeks to invest in “green” bonds, which are defined as loans used to finance projects and activities that benefit the environment. Opportunities to invest in Green Bonds will be considered based on a variety of factors including but not limited to alignment with the portfolio screening criteria, credit rating, liquidity, and other factors.
Northern Trust also performs a risk management analysis in which Northern Trust seeks to measure and manage risk exposures at the

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security, sector and portfolio levels through portfolio diversification. Northern Trust makes final purchase decisions based on the quantitative models described above, the desired level of diversification, and the desired allocation among equity and debt securities.
The Fund will normally seek to sell a security if it is determined to be environmentally harmful as described above or if Northern Trust believes the security is no longer attractive based upon the evaluation criteria described above.
Q.	What will happen if shareholders do not approve the Northern Trust Agreement.
A.
If the Northern Trust Agreement is not approved by shareholders, it will terminate on April 29, 2026. Thereafter, Green Century and the Board of Trustees would negotiate a new subadvisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to the approval of shareholders in accordance with the Investment Company Act of 1940, as amended.

Q.	How do I vote my shares?
A.
You can vote online by visiting the internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) for reference. Alternatively, you can submit your voting instructions by telephone by calling the toll-free number listed on the enclosed proxy card(s). You also have the option to vote by signing and dating the enclosed proxy card(s) and mailing them in the provided postage-paid envelope. Additionally, you may attend the meeting and vote in person. However, even if you plan to attend, we encourage you to submit your voting instructions using one of the methods mentioned above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by Tuesday, February 24, 2026.

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GREEN CENTURY BALANCED FUND
114 State Street, Suite 200
Boston, MA 02109
Telephone: 1-800-93-GREEN (1-800-934-7336)
NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
To be held February 25, 2026
A Special Meeting of Shareholders of the Green Century Balanced Fund, a series of Green Century Funds, will be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on February 25, 2026 at 10:00 a.m., Eastern Time, to consider and vote on the following proposals, as more fully described in the proxy statement:
Proposal 1.	To approve a New Investment Subadvisory Agreement with Northern Trust Investments, Inc.
Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements thereof.
The Board of Trustees of the Fund recommends that you vote “FOR” the Proposals.
Only shareholders of record on December 8, 2025 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.
By order of the Board of Trustees
Robert Guerin, Secretary
Green Century Funds
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON February 25, 2026: This Notice, the Proxy Statement and the Fund’s most recent Shareholder Report are available on the internet at www.greencentury.com/regulatory-filings.
YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card.

GREEN CENTURY BALANCED FUND
114 State Street, Suite 200
Boston, MA 02109
Telephone: 1-800-93-GREEN (1-800-934-7336)
PROXY STATEMENT
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Green Century Balanced Fund (the “Fund”), a series of Green Century Funds (the “Trust”) for use at a Special Meeting of Shareholders of the Fund to be held at the offices of Green Century Capital Management, Inc. (“Green Century”), 114 State Street, Boston, MA 02109, on February 25, 2026 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the accompanying materials are being mailed on or about to all shareholders of record as of December 8, 2025 (the “Record Date”).
You may call Green Century at 1-800-93-GREEN (1-800-934-7336) for information on how to obtain directions to attend the meeting and vote in person.
The Balanced Fund’s Shareholder Report for the fiscal year ended July 31, 2025, has previously been sent to shareholders and is available without charge by written request to Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, by calling 1-800-93-GREEN (1-800-934-7336), by emailing info@greencentury.com or by downloading the reports from our website at www.greencentury.com/ regulatory-filings. The Fund’s audited financial statements for fiscal year ended July 31, 2025 are also available on our website at www.greencentury.com/regulatory-filings.

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INFORMATION REGARDING VOTING AND THE
SPECIAL MEETING
Voting Process
You can vote in any one of the following ways:
•	By mail, by filling out and returning the enclosed proxy card(s);
•	By telephone, by dialing the toll-free number listed on the proxy card(s);
•	By the internet, by visiting the web site address listed on the proxy card(s); or
•	In person at the Special Meeting.
Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposal upon which you are asked to vote.
You will be entitled to cast one vote for each dollar of net asset value of the Fund you hold (number of shares owned multiplied by the net asset value per share).
All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.
Photographic identification will be required for admission to the Meeting.
Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive. Alternatively, if you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.
If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.
If you mark “Abstain” on your proxy card with respect to the proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. “Broker non-votes” are shares held by brokers or nominees,

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typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.
Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1. Accordingly, the Fund does not anticipate receiving any “broker non-votes.”
If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.
If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.
Record Date
The close of business on December 8, 2025 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. 10,340,756.891 shares of the Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date. The net assets of the Fund as of the close of business on the Record date were $ 383,257,278 .

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Quorum
Holders of a majority of the voting power of the shares of the Fund entitled to vote on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on the Proposal. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.
Regardless of how you vote (“For”, “Against” or “Abstain”), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter), if any, will be counted for purposes of determining the presence of a quorum. As noted above, the Fund does not anticipate receiving any “broker non-votes.”
Revoking Your Proxy
You may revoke your proxy at any time prior to the Meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Robert Guerin, Secretary of the Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. You may also revoke your proxy by voting in person at the Meeting.
Adjournments and Postponements
If sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies with respect to the Proposal. An adjournment or postponement of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of the Proposal or failed to provide instructions as to how to vote your shares with respect to the Proposal (including “broker non-votes”), the persons named as proxies will vote your shares in favor of such adjournment of the Meeting with respect to the Proposal. If you voted against or abstained from voting on the proposal, the persons named as proxies will vote your shares against any such adjournment. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit the

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additional solicitation of proxies with respect to another proposal. The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders.
Proxy Solicitation Costs
The cost of soliciting proxies (which is expected to be approximately $135,000) including the fees of a proxy soliciting agent (which is expected to be approximately $90,000) will be borne by Green Century, not by the Fund. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund and Green Century without compensation.
By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

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Proposal 1.	TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC.
Introduction
Shareholders of the Fund are being asked to approve a new investment subadvisory agreement for the Fund (the “Northern Trust Agreement”) among the Fund, Green Century and Northern Trust Investments, Inc. (“Northern Trust”).
As the Fund’s Investment Adviser and Administrator, Green Century is responsible for the management of the Fund. As part of its responsibilities, Green Century selects and employs, subject to the review and approval of the Board and that of shareholders, as may be required, one or more subadvisers to invest the Fund’s assets consistent with the Fund’s investment objective, principal investment strategies, and the guidelines and directions set by Green Century and the Board, including the environmental and other screening criteria developed by Green Century. Green Century and the Board regularly review the subadviser’s performance. The subadviser’s continued services to the Fund must be specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or by vote of a majority of the Fund’s Board, including, in either case, a majority of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”). In addition, Green Century or the Board may terminate the services of the subadviser at any time, subject to the termination provisions of the subadvisory agreement.
Trillium Asset Management LLC (“Trillium”) has served as the Fund’s subadviser since 2006 pursuant to a subadvisory agreement among the Fund, Green Century and Trillium dated as of June 30, 2020 (the “Trillium Agreement”). The Trillium Agreement was last approved by shareholders of the Fund on June 26, 2020. The continuation of the Trillium Agreement was last approved by the Board of Trustees of the Trust on November 14, 2024. Trillium’s principal office is located at One Congress Street, Suite 3101 , Boston, MA 0211 4 .
At a meeting held on October 9, 2025, Green Century recommended that (i) the Board not approve the continuance of the Trillium Agreement for an additional twelve-month period, and (ii) approve the Northern Trust Agreement. Green Century’s recommendation was based upon, among other factors, the Fund’s underperformance relative to its regulatory benchmark

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index, performance benchmark index and peer group of funds while subadvised by Trillium, and the quality of the portfolio management team and the depth of firm resources that Northern Trust proposed to provide for the Fund.
Green Century believes that Northern Trust has the experience, qualifications and commitment to environmentally responsible investing to provide investment subadvisory services to the Fund. Northern Trust has over thirty years of sustainable investing experience and manages environmentally and socially responsible portfolios totaling more than $230 billion in assets. As the investment management division of Northern Trust Corporation, the firm provides a wide range of investment solutions for institutions, high-net-worth individuals, and families around the globe. Northern Trust manages over $1 trillion in assets, utilizing both active and passive strategies across various asset classes, including equities, fixed income, and alternatives. In addition, Northern Trust currently provides investment subadvisory services for two other funds in the Green Century Funds complex, Green Century Equity Fund and Green Century MSCI International Index Fund.
The Board, including all of the Independent Trustees, approved the Northern Trust Agreement. The Northern Trust Agreement took effect on December 1, 2025. Northern Trust will initially provide services under an interim agreement, pending shareholder consideration of the Northern Trust Agreement. If the Northern Trust Agreement is not approved by shareholders, it will terminate on April 29, 2026.
Comparison of the Northern Trust Agreement with the Trillium Agreement
The terms of the Northern Trust Agreement are similar in many, but not all, respects to the terms of the Trillium Agreement. Specifically, the duties to be performed and the standard of care under the Northern Trust Agreement are similar to the comparable provisions included in the Trillium Agreement. However, the Northern Trust Agreement contains a new subadvisory fee rate schedule. After giving effect to the new subadvisory fee rate schedule, the aggregate subadvisory fees payable with respect to the Fund will decrease. Subadvisory fees are paid by Green Century, and not the Fund. However, in connection with the appointment of Northern Trust as the Fund’s subadviser, the Board has approved a new investment advisory fee rate schedule. After giving effect to the new investment advisory fee rate schedule, the aggregate investment advisory fees payable by the Fund to Green Century will also decrease.
The material terms of the Northern Trust Agreement are discussed below. Please refer to Exhibit A attached to this Proxy Statement for the complete terms of the Northern Trust Agreement.

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Investment Management Services. Each of the Northern Trust Agreement and the Trillium Agreement provides that the subadviser makes the day-to-day investment selections for the Fund, subject always to the provisions of the 1940 Act and to the environmental criteria, investment objective, policies and restrictions imposed by the Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. Subject to such policies as the Board of Trustees and Green Century may determine, the subadviser maintains a continuous investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the Fund’s securities, and takes such steps as may be reasonably necessary to implement the same. The subadviser applies the environmental and other screening criteria developed by Green Century, as provided in the Fund’s then-current Registration Statement. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Agreement. The Northern Trust Agreement and the Trillium Agreement provide that the subadviser may render services to others.
Each of the Northern Trust Agreement and the Trillium Agreement provides that the subadviser will obtain for the Fund, in its judgment, best available execution in executing the Fund’s portfolio transactions, and shall direct orders in connection with the purchase and sale of the Fund’s portfolio securities to broker-dealers that sell shares of the Fund only to the extent that placing such orders is in compliance with applicable laws. The Northern Trust Agreement provides that the subadviser may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called “soft dollars.” In contrast, the Trillium Agreement provides that, subject to the primary objective of obtaining best available execution, securities may be bought from or sold to broker-dealers that charge commissions in excess of the amount of commission another broker-dealer would have charged as long as Trillium determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, subject to any applicable laws, rules and regulations.
Each of the Northern Trust Agreement and the Trillium Agreement provides that the Subadviser may aggregate orders for the purchase or sale of portfolio securities for the Fund with orders for other portfolios managed by the subadviser, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.
Fees. The Northern Trust Agreement contains a new subadvisory fee rate schedule. After giving effect to the new subadvisory fee rate schedule, the aggregate subadvisory fees payable with respect to the Fund will decrease at

8

current asset levels and at all asset levels above $25 million . In addition, in connection with the appointment of Northern Trust as the Fund’s subadviser, the Board has approved a new investment advisory fee rate schedule. After giving effect to the new investment advisory fee rate schedule, the aggregate investment advisory fees payable by the Fund to Green Century will also decrease.
Under the Northern Trust Agreement, Green Century pays to Northern Trust, as full compensation for services rendered and expenses borne by Northern Trust, a fee equal on an annual basis to the greater of $100,000 or to: 0.15% of the value of the average daily net assets of the Fund up to but not including $150 million, 0.12% of the average daily net assets of the Fund from and including $150 million up to but not including $300 million, 0.08% of the average daily net assets of the Fund from and including $300 million up to but not including $1 billion and 0.06% of the average daily assets of the Fund equal to or in excess of $1 billion (the “Northern Trust Fee Schedule”). Such fee will be accrued daily and payable following the end of each calendar quarter.
In contrast, under the Trillium Agreement, Green Century paid Trillium, as full compensation for services rendered and expenses borne by Trillium, a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Such fee was accrued daily and payable following the end of each calendar quarter. For the fiscal year ended July 31, 2025, Green Century paid to Trillium $1,314,591 in subadvisory fees, equal to 0.34% of the average daily net assets of the Fund.
In accordance with the 1940 Act, the Northern Trust Agreement provides that, until shareholders approve the Northern Trust Agreement, Green Century will pay to Northern Trust fees that do not exceed those that Green Century would have paid to Trillium pursuant to the Trillium Agreement. Since the fees payable to Northern Trust under the Northern Trust Agreement as compared to the fees payable to Trillium, Northern Trust will receive fees in accordance with the Northern Trust Fee Schedule described above.
As under the Trillium Agreement, Green Century, and not the Fund, pays subadvisory fees to Northern Trust out of the investment advisory fees Green Century receives from the Balanced Fund under the Investment Advisory Agreement. However, as noted above, in connection with the appointment of Northern Trust, the Board has approved a new investment advisory fee rate

9

schedule. After giving effect to the new investment advisory fee rate schedule, the aggregate investment advisory fees payable by the Fund to Green Century will also decrease at current asset levels and at all asset levels above $25 million .
Effective December 1, 2025, Green Century is entitled to receive a fee from the Fund equal on an annual basis to: 0.45% of the value of the average daily net assets of the Fund up to but not including $150 million, 0.42% of the average daily net assets of the Fund from and including $150 million up to but not including $300 million, 0.38% of the average daily net assets of the Fund from and including $300 million up to but not including $1 billion and 0.36% of the average daily assets of the Fund equal to or in excess of $1 billion. Such fee will be accrued daily and payable following the end of each calendar quarter. This amendment to the Fund’s investment advisory fee rate schedule is not contingent upon shareholder approval of the Northern Trust Agreement.
Prior to December 1, 2025, Green Century was entitled to receive a fee from the Fund equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the average daily net assets of the Fund in excess of $250 million. Such fee was accrued daily and payable following the end of each calendar quarter. For the fiscal year ended July 31, 2025, Green Century received $2,474,208 in investment advisory fees from the Fund, equal to 0.63% of the average daily net assets of the Fund.
Standard of Care. Each of the Northern Trust Agreement and the Trillium Agreement provides that the Subadviser is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations and duties under such agreement.
Term and Continuance; Termination. The Northern Trust Agreement became effective on December 1, 2025. If approved by the shareholders of the Fund, the Northern Trust Agreement will continue in effect for two years, and thereafter will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Equity Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Northern Trust Agreement.
Each of the Northern Trust Agreement and the Trillium Agreement may be terminated without penalty (i) by the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ prior written notice to the Subadviser and

10

Green Century, (ii) by Green Century upon not more than 60 days’ nor less than 30 days’ prior written notice to the Fund and the Subadviser or (iii) by the Subadviser upon not less than 180 days’ prior written notice to the Fund and Green Century. Each of the Northern Trust Agreement and the Trillium Agreement automatically terminate in the event of its assignment.
Northern Trust will initially provide services under an interim agreement, pending shareholder consideration of the Northern Trust Agreement. If the Northern Trust Agreement is not approved by shareholders, it will terminate on April 29, 2026.
Additional Provisions. The Northern Trust Agreement includes provisions regarding third party beneficiaries and forum selection. The Northern Trust Agreement provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the Northern Trust Agreement provides that any legal suit, action or proceeding related to, arising out of or concerning the Agreement shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts (each, a “Designated Court”). The Northern Trust Agreement provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. The Trillium Agreement does not contain provisions regarding third party beneficiaries and forum selection.
In addition, Green Century and Trillium entered into a Letter of Agreement (the “Letter”) in connection with the Trillium Agreement. This Letter addresses the provision by Trillium of certain marketing support services to promote the Fund, provides that Trillium will not act as a sponsor, administrator or adviser to any other socially or environmentally responsible mutual fund while serving as the subadviser to the Fund, and provides that Trillium will not act as a subadviser to any directly competitive mutual fund except in certain circumstances. Green Century and Northern Trust have not entered into a comparable arrangement for the provision of marketing support services by Northern Trust with respect to the Fund. Green Century believes that the Fund will continue to receive appropriate marketing support and that Green Century has the resources and capabilities to provide marketing support to the Fund.

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Evaluation by the Board of Trustees
At a meeting held on October 9, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the Northern Trust Agreement and the Interim Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the Northern Trust Agreement.
Report of the Independent Trustees
The Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940, as amended) of the Green Century Funds (the “Trust”) met in-person during the Board of Trustees meeting on October 9, 2025 and at an executive session during that same meeting, and unanimously approved the Subadvisory Agreement, which will continue in effect for a term ending on April 29, 2026 or will continue in effect for two years, and thereafter will continue in effect if such continuance is approved at least annually as required by the 1940 Act and (ii) unanimously recommended that Shareholders of the Fund approve the Subadvisory Agreement.
In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding (1) the nature, quality and extent of the services proposed to be provided by Northern Trust to the Fund and (2) the expenses of the Fund and the subadvisory fee proposed to be paid to Northern Trust. The Independent Trustees were advised by independent counsel in considering these materials, the approval of the Subadvisory Agreement, and the recommendation that Shareholders approve the Subadvisory Agreement. The Trustees considered all of the information provided to them by Northern Trust. The Trustees had previously been provided with a memorandum prepared by their independent legal counsel with respect to the applicable legal standards, including the factors to be considered, in connection with the Trustees’ review of the Subadvisory Agreement. In approving the Subadvisory Agreement and recommending that Shareholders approve the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.
Nature, Quality, and Extent of Services To Be Performed. The Trustees noted that under the terms of the Subadvisory Agreement, Northern Trust would provide day-to-day portfolio management of the Fund, making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Trustees reviewed the terms of the Subadvisory Agreement and noted that the terms and conditions were

12

substantially similar to the Current Subadvisory Agreement in all material respects as the terms and conditions of the Current Agreement. In this regard, the Trustees noted that the Subadvisory Agreement is more restrictive regarding Northern Trust’s ability to use commissions paid to broker-dealers in connection with the purchase or sale of fund securities to pay for research and other services from a broker-dealer. The Trustees also considered Northern Trust’s expertise in effectively executing trades. The Trustees considered Northern Trust’s professional expertise and the tenure and qualifications of the portfolio management team for the Fund, as well as the team’s experience in investing in both equity and fixed-income securities. In light of the Green Century Capital Management’s (“Green Century” or the “Adviser”) reorientation of the Fund’s holdings to implement a principled portfolio of stocks and bonds built on environmental and quality screens, the Trustees considered Northern Trust’s ability to maintain a fossil fuel free portfolio, implement investment screens defined by Green Century and reduce the Fund’s tracking error. The Trustees noted that Northern Trust’s management of the Fund with a focus on environmental considerations would align well with the Fund’s mission. The Trustees also considered Northern Trust’s compliance policies and procedures and compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff. All of the Trustees’ considerations of Northern Trust’s capabilities, resources and personnel were informed by their experience with Northern Trust’s subadvisory services for the Green Century MSCI International Index Fund and Green Century Equity Fund.
Based on their review of all the services proposed to be provided, the Trustees concluded that Northern Trust had the capabilities, resources and personnel necessary to provide subadvisory services to the Fund, and concluded that the nature, quality and extent of services to be provided by Northern Trust supported the approval of the Subadvisory Agreement.
Investment Performance. The Trustees considered that Northern Trust would employ a systematic process to manage the Fund, whereby Northern Trust would use selected indexes as benchmarks and utilize a rules-based approach to build a model portfolio that reflects the Fund’s desired investment criteria. The Trustees also reviewed information provided by Northern Trust, including the performance of model Fund portfolios constructed by Northern Trust. In light of this analysis, the Trustees did not believe it would be meaningful to compare the performance of other portfolios managed by Northern Trust to other funds with similar investment objectives and strategies. The Trustees also considered the Fund’s prior performance and the variability of the Fund’s prior performance over different time periods. After

13

considering all the factors deemed appropriate, the Trustees concluded that Northern Trust’s investment process, model portfolio performance and experience in environmental investing supported the approval of the Subadvisory Agreement.
Costs of Services To Be Provided. The Trustees considered the proposed subadvisory fees to be paid to Northern Trust by Green Century and the fall-out benefits to Northern Trust from the proposed arrangement with the Fund. The Trustees reviewed the proposed subadvisory fee compared to the subadvisory fees and advisory fees paid to Northern Trust by other mutual funds with similar investment objectives and strategies as the Fund. In addition, the Trustees compared the proposed subadvisory fees to be paid by Green Century to Northern Trust against the subadvisory fees paid by Green Century to Trillium under the Current Agreement and noted that approval of the Subadvisory Agreement, in concert with the commensurate reduction in fees by Green Century, would result in substantially reduced fees. The Trustees noted that the fee schedule in both the Subadvisory Agreement and the Current Agreement included breakpoints and reduced fee rates above certain asset levels, and that the fees payable under the Subadvisory Agreement were subject to a minimum annual amount at certain asset levels. The Trustees considered that the fees to be paid to Northern Trust would be lower than the fees paid to Trillium at current asset levels and at all asset levels above $25 million, but higher than fees paid to Trillium at asset levels below $25 million. The Trustees also considered that Green Century proposed to reduce the Fund’s investment advisory fee.
After reviewing the information described above, the Trustees concluded that the fees proposed in the Subadvisory Agreement, taking into account the costs of the services provided by Northern Trust, supported the approval of the Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Subadvisory Agreement were fair and reasonable.
Other Benefits. The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Fund. The Trustees considered the reputational and other advantages Northern Trust may gain from its relationship with the Fund, including Northern Trust’s ability to highlight the Fund as a differentiated, environmentally-oriented product that it manages. The Trustees concluded that the benefits expected to be received by Northern Trust were reasonable in the context of the proposed relationship between Northern Trust and the Fund and supported the approval of the Subadvisory Agreement.
Economies of Scale. The Trustees also considered whether economies of scale would be realized by Northern Trust as the Fund grows in asset size and the extent to which such economies of scale might be reflected in the proposed fee schedule. They noted the relatively small size of the Fund

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(compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $150 million and $750 million, so that fees as a percentage of net assets decrease modestly (from 15 basis points towards 8 basis points) as assets in the Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grows, and that the fee schedules as specified were appropriate at the present time, and supported the approval of the Subadvisory Agreement.
Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be approved and submitted to the Fund’s Shareholders for approval.
Information about Northern Trust Investments, Inc.
Northern Trust, 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of September 30, 2025, Northern Trust Corporation, through its affiliates, had approximately $ 1.7 trillion in assets under management. The address of Northern Trust Corporation is 50 South LaSalle Street, Chicago, IL 60603.
Principal Executive Officers and Directors
The following table sets forth the name, position and principal occupation of each principal executive officer and director of Northern Trust. Each principal officer and director is located at Northern Trust’s principal office location. No Trustee or officer of the Trust is a director, officer or employee of Northern Trust.

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Name	Position with Northern Trust	Principal Occupation (if different than position with Northern Trust)
Daniel E. Gamba	Director, Chairman, President and Chief Executive Officer	Not Applicable
Lyenda Delp	Director and Executive Vice President	Not Applicable
Sheri B. Hawkins	Director and Executive Vice President	Not Applicable
Paulami Kar	Director, Global Head of Product and Executive Vice President	Not Applicable
Archana Kumar	Director, Chief Operating Officer and Executive Vice President	Not Applicable
Michael Ryan Hunstad	Director, Co-Chief Investment Officer and Executive Vice President	Not Applicable
Sunitha Cherian Thomas	Director, Head of Wealth & Intermediary Client Group and Sr. Vice President	Not Applicable
Joseph W. McInerney	Chief Risk Officer and Sr. Vice President	Not Applicable
Shannon Crowley	Head of Marketing and Sr. Vice President	Not Applicable
Stephen E. Carroll	Chief Financial Officer, Sr. Vice President, Treasurer & Cashier	Not Applicable
Christian Roth	Co-Chief Investment Officer and Executive Vice President	Not Applicable
Craig R. Carberry	Chief Legal Officer, Senior Trust Officer and Secretary	Not Applicable
Maya G. Teufel	Chief Compliance Officer and Sr. Vice President	Not Applicable
Kaushal Joshi	Chief Information Officer and Sr. Vice President	Not Applicable
Kapinder Diwan	Business Unit Chief Information Security Officer and Sr. Vice President	Not Applicable
Darlene Chappell	Anti-Money Laundering Compliance Officer and Vice President	Not Applicable
Judy A. Caron	Assistant Trust Officer	Not Applicable
Judy A. Caron	Assistant Secretary	Not Applicable
Jose J. Del Real	Assistant Secretary	Not Applicable
Angelica Cicino Feeney	Assistant Secretary	Not Applicable
Kimberly Zielinski	Assistant Secretary	Not Applicable

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Other Funds Advised by Northern Trust
Northern Trust provides investment advisory services to other funds that have similar investment objectives as the Fund. Information concerning these funds, including the net assets of the funds and the fees paid to Northern Trust for its services to the funds, is provided in the table below.

Name of Fund	Net Assets as of September 30, 2025	Fee Paid to Northern Trust as a Percentage of Average Daily Net Assets
Green Century Equity Fund	$745,000,000	0.04%
Green Century International Fund	$172,000,000	0.12%
State Farm Balanced Fund	$2,500,000,000	0.08%
Northern Global Tactical Asset Allocation Fund	$75,000 , 000	0.55%
Northern U.S. Quality ESG Fund	$400,000,000	0.49%
Northern World Selection Index Fund	$1,900,000,000	0.29%
FlexShares STOXX U.S. ESG Select Fund	$125,000,000	0.32%
FlexShare STOXX Global ESG Select Fund	$95,000,000	0.42%
FlexShare ESG & Climate Developed Markets Ex-US Core Index Fund	$60,000,000	0.12%
FlexShare ESG & Climate Investement Grade Corporate Core Index Fund	$40,000,000	0.12%
FlexShare ESG & Climate US Large Cap Core Index Fund	$80,000,000	0.09%

All information contained in this Proxy Statement about Northern Trust has been provided by Northern Trust.
Information about Green Century
Green Century serves as the investment adviser and administrator of the Fund pursuant to an investment advisory agreement dated as of August 13, 1991 as amended from time to time (the “Investment Advisory Agreement”). The Investment Advisory Agreement was most recently approved by the Funds’ Board of Trustees on October 9, 2025 when the Trustees approved its continuation for an additional twelve-month period. The Investment Advisory Agreement was approved by the initial shareholder of the Fund on February 4, 1992.
Green Century, a Massachusetts corporation, has principal offices located at 114 State Street, Suite 200, Boston, MA 02109. Green Century has served

17

as the Fund’s investment adviser and administrator since the Fund commenced operations in 1992. Green Century also provides investment advisory services to Green Century Equity Fund and Green Century MSCI International Index Fund.
Green Century was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the organizations that founded Green Century, Green Century upholds the right of people to advocate for the public interest and corporate responsibility.
Green Century is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. These organizations are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey (NJPIRG), Colorado Public Interest Research Group (COPIRG), ConnPIRG Citizen Lobby, Fund for the Public Interest, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG). MASSPIRG owns approximately 46% of Paradigm Partners-Long Pool.
Portfolio Transactions
For the fiscal year ended July 31, 2025, brokerage transactions with respect to the Fund were not placed with any person affiliated with the Fund, Green Century, Trillium, UMB Fund Services, Inc. (the Fund’s sub-administrator), Distribution Services, LLC (the Fund’s distributor), Atlantic Shareholder Services, LLC (the Fund’s transfer agent) or UMB Bank, n.a. (the Fund’s custodian).
Vote Required
A vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) will be required to approve the Northern Trust Agreement. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the voting power of the Fund’s outstanding voting securities present at a meeting if holders of more than 50% of the voting power of the Fund’s outstanding voting securities are present in person or by proxy or (b) more than 50% of the voting power of the Fund’s outstanding voting securities.

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In the event that the Northern Trust Agreement does not receive the requisite shareholder approval, the Board of Trustees will negotiate a new subadvisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to the approval of shareholders in accordance with the 1940 Act.
The Board of Trustees recommends that you vote “FOR” the approval of the Northern Trust Agreement.

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Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements Thereof.
The management of the Fund knows of no other business to be presented at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders properly come before the Meeting or any adjournments or postponements thereof, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in the discretion of the persons named as proxies.
INFORMATION REGARDING THE FUND.
Interests of Certain Persons
As of October 31, 2025 to the best knowledge of the Fund, the following persons owned of record 5% or more of the outstanding shares of the Fund:

Record Owner	Number of Shares	Percent of Shares
National Financial Services	2,180,809	20.93%
Charles Schwab and Company Inc.	1,741,309	16.71%

Additional Information
The Fund is a series of the Green Century Funds (the Trust), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of July 1, 1991. The Fund was designated as a separate series of the Trust on July 1, 1997. The mailing address of the Trust is 114 State Street, Suite 200, Boston, MA 02109.
The Fund’s distributor is Distribution Services, LLC. The principal business address of Distribution Services, LLC is 140 E. 45th Street, 29th Floor, (2 Grand Central Tower), New York, NY 10017
Shareholders Sharing the Same Address
If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call
1-800-221-5519 or forward a written request to the Trust at Green Century

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Funds, PO Box 588, Portland, ME 04112 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Submission of Certain Proposals
The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting of shareholders may do so. The proposal must be received by the Trust at the Trust’s office within a reasonable time before the next proxy solicitation is made. The timely submission of a proposal does not guarantee its inclusion.
By Order of the Board of Trustees,
Robert Guerin, Secretary

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Exhibit A
INVESTMENT SUBADVISORY AGREEMENT
INVESTMENT SUBADVISORY AGREEMENT, dated as of December 1, 2025, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the “Adviser”), NORTHERN TRUST INVESTMENTS, INC., an Illinois bank with trust powers, (the “Subadviser”), and GREEN CENTURY FUNDS, a Massachusetts business trust (the “Trust”) on behalf of Green Century Balanced Fund.
WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940 and has been retained by the Trust to provide investment advisory services to the Trust, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the “1940 Act”); and
WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into three separate series, Green Century Balanced Fund (the “Balanced Fund” or the “Fund”),Green Century Equity Fund (the “Equity Fund” ), and Green Century MSCI International Index Fund (the “International Index Fund”); and
WHEREAS, the Adviser desires to retain the Subadviser to furnish it with portfolio management services in connection with the Adviser’s investment advisory activities on behalf of the Balanced Fund, and the Subadviser is willing to furnish such services to the Adviser and the Trust;
NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:
1. Employment of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit A (the “Advisory Agreement”), the Adviser hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of the assets of the Fund, subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser accepts such employment and agrees to furnish the services described herein in accordance with the terms of this Agreement and applicable law. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

A-1

2. Obligations of and Services to be Provided by the Subadviser.
(a)	The Subadviser undertakes to provide the following services and to assume the following obligations with respect to the Fund:
(1)
The Subadviser, subject to and in accordance with the Fund’s investment objective, policies and restrictions as stated in the Trust’s Registration Statement(s) under the Securities Act of 1933 (the “1933 Act”), as it may be amended from time to time and as adopted by the Trust’s Board of Trustees from time to time, and the overall supervision of the Trust’s Board of Trustees and the Adviser, shall maintain a continuing investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the assets of the Fund, and shall take such steps as may be reasonably necessary to implement the same. The Subadviser shall make all trades for the Fund, engage in other actions as related to the Fund, and maintain the portfolio of the Fund at all times in compliance with the 1933 Act, the 1940 Act, and all applicable laws and regulations. The Subadviser shall apply the environmental and other screening criteria developed by the Adviser and the Trust and communicated to the Subadviser in writing in accordance with the investment research of the Subadviser with respect to such criteria. Should the Trust’s Board of Trustees at any time establish an investment policy with respect to the Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until notified in writing by the Board of Trustees that such policy has been revoked.

(2)
The Subadviser may not consult with any other subadviser to the Fund concerning transactions in securities or other assets for the Fund, except that such consultations are permitted between the current and successor subadviser(s) to the Fund in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

(3)
In connection with the purchase and sale of portfolio investments of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Trust’s portfolio accountant, on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Adviser to perform its advisory and administrative responsibilities. The Subadviser shall render such reports to the

A-2

Adviser, any subadministrator and/or to the Trust’s Board of Trustees concerning compliance, the investment activities and portfolio composition of the Fund, in such forms and at such intervals, as the Adviser or the Trust’s Board of Trustees may from time to time reasonably require.
(4)
The Subadviser shall have the authority and discretion to select brokers and dealers to execute the Fund’s portfolio transactions and for the selection of the markets on or in which the transactions will be executed. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Fund, in its best judgment, prompt best available execution in an effective manner. The Subadviser may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called “soft dollars”. Broker-dealers that sell shares of the Fund or any other fund for which the Subadviser acts as investment adviser or subadviser shall only receive orders for the purchase or sale of the Fund’s portfolio securities to the extent that the placing of such orders is in compliance with applicable law and the rules of the Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority. In connection with the placement of orders for the execution of portfolio transactions, and subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, the Subadviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act.

(5)
All records maintained by the Subadviser on behalf of the Adviser or the Fund (including, without limitation, records maintained and preserved by the Subadviser pursuant to Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act) shall be the property of the Adviser or the Trust, as applicable, and shall be available for inspection and use by (or surrendered to) the SEC, the Trust or any person retained by the Trust promptly upon request. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-1 and Rule 31a-2 under the 1940 Act, as applicable.

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(6)	The Subadviser shall not have any responsibility for determining the manner in which voting rights shall be exercised.
(7)
The assets of the Fund shall be held by one or more financial institutions designated by the Fund in a custodial capacity (the “Custodian”) in an account which the Fund has directed the Custodian to open. All transactions will be consummated by payment to or delivery by the Custodian for the Fund or such depositories or agents as may be designated by the Custodian of all cash and/or securities due to or from the Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian, the Trust’s portfolio accounting agent and the Adviser daily of all investments placed by its broker/dealers pursuant to procedures agreed upon by the Subadviser and the Adviser. The Adviser and the Trust shall issue to the Custodian such instructions, and hereby authorize the Subadviser to issue to the Custodian such instructions, as may be appropriate in connection with the settlement of transactions initiated by the Subadviser. The Adviser shall cause the Custodian to accept instructions from the Subadviser with respect to Fund assets and transactions by the Fund in the performance of the Subadviser’s duties hereunder. The Adviser shall use its best efforts to cause the Custodian to provide the Subadviser with any such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request, provided that neither the Adviser nor the Fund shall be required to provide additional compensation to the Custodian to provide any such information or report. The Subadviser shall have no liability or obligation to pay the cost of such Custodian or for any of its services.

(b)
The Subadviser represents to the Adviser and the Trust that it will disclose to the Adviser and the Trust promptly after it has knowledge of any significant change or variation in its management structure or personnel which will affect the Fund or any significant change or variation in its management style or investment philosophy which will affect the Fund.

(c)
The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or with the Adviser, or the Fund’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in

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the shares of the Fund except as permitted by the Trust’s Declaration of Trust, and will comply with all other applicable provisions of the Trust’s Declaration of Trust and By-Laws and any current Prospectus or Statement of Additional Information of the Fund.
(d)
The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. Consistent with the Subadviser’s fiduciary duties to the Fund and applicable law, the Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

(e)
The Adviser understands and agrees that the Subadviser and its officers, affiliates and employees perform investment advisory and investment management services for various clients other than the Adviser and the Fund.

3. Expenses. During the terms of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall not be obligated to pay any expenses of or for the Trust, the Fund or the Adviser that are not expressly assumed by the Subadviser.
4. Compensation. The Adviser agrees to pay the Subadviser as full compensation for the services to be rendered and expenses to be borne by the Subadviser a fee equal on an annual basis to the greater of $100,000 or 0.15% of the value of the average daily net assets of the Fund up to but not including $150 million, 0.12% of the average daily net assets of the Fund from and including $150 million up to but not including $300 million, 0.08% of the average daily net assets of the Fund from and including $300 million up to but not including $1 billion, and 0.06% of the average daily assets of the Fund equal to or in excess of $1 billion. Such fee shall be accrued daily and payable following the end of each calendar quarter.
The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern Time) on each day on

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which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-l under the 1940 Act. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Fund’s then current prospectus and statement of additional information. If the determination of net asset value does not take place for any particular day, then for the purposes of this Section 4, the value of the net assets of the Fund last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of the Fund more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.
Notwithstanding the foregoing provisions of this Section 4, the compensation to be received by the Subadviser under this Agreement for the period from the date hereof to but not including April 27, 2026, or, if earlier, the date on which this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act, shall not exceed the compensation that would have been received by Trillium Asset Management LLC (“Trillium”) during such period under that certain Investment Subadvisory Agreement, dated as of June 30, 2020, by and among the Adviser, Trillium and the Trust on behalf of the Fund.
5. Renewal and Termination. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter if its continuance after such two year period shall be specifically approved at least annually in the manner required by the 1940 Act.
Notwithstanding the preceding sentence of this Section 5, this Agreement shall terminate on April 27, 2026 unless on or before such date this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act.
This Agreement may be terminated at any time, with respect to the Fund, without· payment of any penalty, (i) by the Trust’s Board of Trustees or by the “vote of a majority of the outstanding voting securities” of the Fund, upon not more than 60 days’ nor less than 30 days’ prior written notice to the Adviser and Subadviser, (ii) by the Adviser upon not more than 60 days’ nor less than 30 days’ prior written notice to the Trust and the Subadviser, or (iii) by the Subadviser upon not less than 180 days’ prior written notice to the Trust and the Adviser.
This Agreement will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Adviser or in the event of its “assignment”.

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The terms “interested persons”, “vote of a majority of the voting securities”, and “assignment” when used in this Agreement shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.
6. Standard of Care. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Subadviser nor its officers, directors, or employees shall be subject to any liability for any act or omission, or error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in the course of, connected with, or arising out of any services to be rendered hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except by reason of willful misfeasance, bad faith or negligence on the part of the Subadviser in the performance of its duties, violation of law, or by reason of reckless disregard on the part of the Subadviser of its obligations and duties under this Agreement.
7. Representations and Warranties. Each of the Adviser and the Subadviser represents and warrants that: (a) the person(s) executing this Agreement on behalf of such party has full power and authority to execute this Agreement on behalf of such party and (b) such party’s execution, delivery and performance of this Agreement will be binding upon such party in accordance with the terms hereof, and will not violate in any material respect any obligation by which such party is bound, whether arising by contract, operation of law, or otherwise. The Adviser acknowledges that it has received a copy of the Subadviser’s disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to executing this Agreement.
The Subadviser agrees to review written communications to Fund shareholders and prospective investors relating to the Fund and the Subadviser’s services hereunder, including shareholder reports and proxy statements, as reasonably requested by the Adviser. The Subadviser agrees to review the Fund’s Prospectus and the Statement of Additional Information as reasonably requested by the Adviser to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the Fund is consistent with the policies and strategies the Subadviser uses or intends to use and that the information therein concerning the Subadviser and the services provided hereunder is accurate and complete.
8. Use of Names; References to the Subadviser. The Trustees of the Trust and the Subadviser acknowledge that, in consideration of the Adviser’s assumption of organization and ongoing expenses of the Trust and of the Fund, the Adviser has reserved for itself the right to the names “Green

A-7

Century Funds”, “Green Century Balanced Fund”, “Green Century Equity Fund” and “Green Century MSCI International Index Fund” (or any similar names) and that use by the Trust of such names shall continue only with the continuing·consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust. The Subadviser hereby agrees that the Adviser may use the Subadviser’s name in the Fund’s marketing or advertising materials with the prior written consent of the Subadviser, which consent will not be unreasonably withheld or delayed.
9. Assignment, Amendment of this Agreement. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto, except as permitted under the 1940 Act (including any exemptions as may be granted by the SEC under the 1940 Act). No provision of this Agreement may be changed, waived, discharged or· terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective, with respect to the Fund, until approved in the manner required by the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.
10. Severability. If any provision of this Agreement shall be held or made invalid by a decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
11. Notices. Notices to the Subadviser should be provided to Pat Gaskin, Northern Trust Investments, 50 South LaSalle Street, M-15, Chicago, IL 60603. Notices to the Adviser should be provided to Leslie Samuelrich, Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. Notices to the Trust should be provided to Leslie Samuelrich, Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109.
12. Miscellaneous. Each party agrees to perform such further acts and to execute further documents as are necessary to effectuate the acts and execute such purposes hereof. No provision of this Agreement is intended to conflict with any applicable law. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning the Agreement shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts (each, a “Designated Court”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection

A-8

to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust’s Declaration of Trust, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.
 GREEN CENTURY CAPITAL MANAGEMENT, INC.
 BY:

    Leslie Samuelrich
    President
 NORTHERN TRUST INVESTMENTS, INC.
 BY:

    Pat Gaskin
    Senior Vice President
 GREEN CENTURY FUNDS
 BY:

    Leslie Samuelrich
    President

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GREEN CENTURY BALANCED FUND
Voting Information
The enclosed proxy statement discusses important issues affecting your investment in the Green Century Balanced Fund. To make voting faster and more convenient for you, we are offering the options of voting on the Internet or by telephone instead of completing and mailing this proxy card. Either method is generally available 24 hours a day; your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail this proxy card. If you have more than one account with the Balanced Fund, you will have received more than one proxy card (one for each account). To vote all your shares and all your accounts, please vote each card you receive either by returning each card via mail or by voting each card on the toll-free number or via the internet.
However you choose to vote, it is important that you vote to save the expense of additional solicitations.
3 Ways To Vote:
•To vote on the Internet
1. Read the proxy statement.
2. Go to www.proxyvote.com.
3. Follow the instructions on the website.
•To vote by telephone
1. Read the proxy statement.
2. Call the toll-free number listed on your proxy card.
3. Follow the recorded instructions.
•To vote by mail
1. Read the proxy statement.
2. Check the appropriate boxes on the proxy card.
3. Return the proxy card in the envelope provided.

GREEN CENTURY FUNDS
114 STATE STREET
BOSTON, MA 02109

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80146-S25740

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote "FOR" Proposal 1, as more fully described in the Joint Proxy Statement:	**For**	**Against**	**Abstain**
1. To approve a New Investment Subadvisory Agreement with Northern Trust Investments, Inc.	☐	☐	☐
2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments or postponements thereof.			

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If shares are issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, director, guardian, attorney or other fiduciary, please indicate full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Notice of Special Meeting and Proxy Statement of the Green Century Balanced Fund are available at www.proxyvote.com.

V80147-S25740

GREEN CENTURY BALANCED FUND
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON FEBRUARY 25, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Leslie Samuelrich, Matthew Dunlap, and Robert Guerin, and each of them singly, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Green Century Balanced Fund (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, at 10:00 a.m. (Eastern Time) on Wednesday, February 25, 2026, and at any adjournments or postponements thereof (the "Special Meeting"), as fully as the undersigned would be entitled to vote if personally present. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given with respect to the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder on the reverse side. If this proxy is executed but no specific instructions are provided, this proxy will be voted "FOR" Proposal No. 1 and in the discretion of the proxies upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.